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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         Date of report: March 12, 1997


                               NEOPROBE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-26520                     31-1080091
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(State of Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)


425 Metro Place North, Suite 400, Dublin, Ohio                  43017-1367
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   (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: (614) 793-7500


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ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

     The following exhibits are being filed herewith for the purpose of being incorporated by reference into the Registrant's Registration Statements on Form S-3, No. 33-72700 and No. 333-15989:

     (23) Consent.

          23.1 Consent of Coopers & Lybrand L.L.P.

     (27) Financial Data Schedule.

          27.1. Financial Data Schedule (submitted electronically for SEC information only).

     (99) Additional Exhibits.

          99.1 The financial statements of the Registrant, and the related notes, together with the report of Coopers & Lybrand L.L.P. dated February 12, 1997.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                                          NEOPROBE CORPORATION



Date:  March 12, 1997                        /s/ DAVID C. BUPP
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                                             Name: David C. Bupp
                                             Title: President